EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Menning, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, First American Silver Corp.'s amended Annual Report on Form 10-K/A for the fiscal year ended November 30, 2010 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of First American Silver Corp.


Dated: March 17, 2011             /s/ Thomas Menning
                                  ----------------------------------------------
                                  Thomas Menning
                                  President, Chief Financial Officer, Secretary,
                                  Treasurer and Director (Principal Executive
                                  Officer, Principal Financial Officer and
                                  Principal Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to First American Silver Corp. and will be retained by First American Silver Corp. and furnished to the Securities and Exchange Commission or its staff upon request.